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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2006
                                                           --------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

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                 (Exact name of registrant specified in Charter)



      Delaware                      333-127233                 13-3416059
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            (State or other        (Commission                (IRS Employer
            jurisdiction of         File Number)           Identification No.)
            incorporation)



            250 Vesey Street                                        10080
     4 World Financial Center 28th Floor
            New York, New York
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  (Address of principal executive offices)                        Zip Code


           Registrant's telephone, including area code: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        Other Events
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                  Filing of Legality Opinion
                  --------------------------

         Dechert LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-130545) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.
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ITEM 9.01.    Financial Statements and Exhibits.
              ----------------------------------

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Not applicable.

              (d)   Exhibits:

                    5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

                    8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

                    23.1 Consent of Dechert LLP (included in Exhibit 5.1).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                  By: /s/ Matthew Whalen
                                      -------------------------------
                                      Name:  Matthew Whalen
                                      Title: President

Date: June 27, 2006

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                                INDEX TO EXHIBITS

Exhibit No.                 Description                          Page
-----------                 -----------                          ----

 5.1                        Opinion of Dechert LLP as to
                            legality (including consent of
                            such firm).


 8.1                        Opinion of Dechert LLP as to
                            certain tax matters (including
                            consent of such firm included in
                            Exhibit 5.1).


23.1                        Consent of Dechert LLP (included
                            in Exhibit 5.1)